                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 15, 2000 relating to the financial statements, which appears in Razorfish's Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


     /s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
May 31, 2001